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                                                         Exhibit 10.38

                           STOCK REPURCHASE AGREEMENT


         THIS AGREEMENT is made on the 18th day of April, 1997 by and between Bluestone Software, Inc., a Delaware corporation (the "Company"), and Mel Baiada (the "Stockholder").

                                   BACKGROUND

         WHEREAS, the Stockholder is the holder of 9,000,000 shares (the "Base Shares") of common stock, $.001 par value per share, of the Company ("Common Stock");

         WHEREAS, certain investors (the "Investors") and the Stockholder are acquiring an aggregate of approximately $5,250,000 worth of shares of Series A Convertible Preferred Stock, $.001 par value per share, of the Company ("Preferred Stock") pursuant to the terms of a Series A Preferred Stock Purchase Agreement dated the date hereof among the Company, the Investors and the Stockholder (the "Purchase Agreement"); and

         WHEREAS, it is a condition to the obligations of the Investors under the Purchase Agreement that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement;

                                      TERMS

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and intending to be legally bound hereby, the parties agree as follows:

         Section 1.     DEFINITIONS.

                  As used in this Agreement, the following terms shall have the following respective meanings:

                  "CONTINGENT SHARES" as of any date shall mean the number of shares of Common Stock that are held by the Stockholder and that are designated as "Contingent Shares" on the table set forth in Exhibit A attached hereto; provided that no additional Contingent Shares shall become Vested Shares after the date upon which the Stockholder shall cease to be employed by the Company and its subsidiaries. The numbers of Shares referred to in the preceding sentence shall be appropriately adjusted in the event of any stock split, stock dividend or the like affecting the number of issued and outstanding shares of Common Stock.

                  "VESTED SHARES" as of any date shall mean the number of shares of Common Stock that are held by the Stockholder, that were formerly Contingent Shares and that are designated as "Vested Shares" under the table in Exhibit A; provided that no additional Contingent Shares shall become Vested Shares after the date upon which the Stockholder shall cease to be employed by the Company and its subsidiaries. The numbers of Vested Shares referred to in the preceding sentence shall be appropriately adjusted in the event of any stock split, stock dividend or the like affecting the number of issued and outstanding shares of Common Stock.

                  "OTHER SHARES" shall mean any shares of the capital stock of the Company that are held by the Stockholder and that are neither Contingent Shares nor Vested Shares.

         Section 2. PROHIBITED TRANSFERS. The Stockholder shall not sell, assign, transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose of any or all of the Contingent Shares without the prior written consent of Company in its sole discretion. The preceding sentence shall not restrict any Vested Shares or Other Shares; provided that any transfer by the Stockholder of Vested Shares or Other Shares shall be made subject to and in accordance with the provisions of the Purchase Agreement, a certain Voting Agreement of even date herewith among the Company and the Investors, the Stockholder and the other stockholders listed therein (the "Voting Agreement"), and a certain First Refusal and Co-Sale Agreement of even date herewith among the Company, the Investors, the Stockholder and the other parties thereto (the "First Refusal Agreement").

         Section 3.     OPTION OF COMPANY UPON TERMINATION OF EMPLOYMENT.

         a If the Stockholder ceases to be an employee of the Company and its subsidiaries for any reason other than the death or disability of the Stockholder, then the Company may, within sixty (60) days from the date upon which the Stockholder shall so cease to be employed, exercise the Company's option under this Section 3 to purchase from the Stockholder all, but not less than all, of the Contingent Shares as of the date upon which the Stockholder shall so cease to be employed (the "Termination Date"). For the purposes of this Agreement, "disability" shall have the meaning ascribed to such term in the Executive Employment Agreement dated April __, 1997 between the Stockholder and the Company.

         b The purchase price per share of the Contingent Shares for which the Company exercises its option under this Section 3 (the "Option Price") shall be the price per share that the Board of Directors of the Company determines is the fair market value per share of the Common Stock in connection with granting of stock options in the Company to the employees of the Company on or about the date hereof (such price being subject to equitable adjustment for any stock split, stock dividend, combination of shares or the like and based upon Common Stock).

         c If the Company desires to exercise the Company's option to purchase, then the Company shall do so by communicating in writing the Company's election to purchase to the Stockholder, which communication shall state the then current number of Contingent Shares to be purchased by the Company and the aggregate

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              Option Price and shall be given to the Stockholder in accordance with Section 8(a) below within the 60-day period provided for in
              Section 3(a). The sale of the Contingent Shares to be sold to the Company pursuant to this Section 3 shall be made at the offices of the Company on the 20th day following the date of the Company's written election to purchase (or if such 20th day is not a business day, then on the next succeeding business day). Such sale shall be effected by the Stockholder's delivery to the Company of a certificate or certificates evidencing the Contingent Shares to be purchased by the Company, duly endorsed for transfer to the Company, against payment to the Stockholder by the Company in cash in an amount equal to (i) the Option Price, multiplied by (ii) the number of Contingent Shares to be purchased by the Company (the "Purchase Price").

         d Any action requiring the consent or election by the Company under this Agreement shall require the approval of a majority of the Board of Directors of the Company.

         Section 4.     TERM.

         a The rights of the Company under this Agreement and the correlative obligations of the Stockholder with respect to the Company shall terminate upon the first to occur of:

                  (i) the fourth (4th) anniversary of this Agreement, provided that the Stockholder is employed by the Company or one of its subsidiaries on such date; or

                  (ii) at such time as the Stockholder shall no longer be the owner of any Contingent Shares.

         Section 5. FAILURE TO DELIVER SHARES. If the Stockholder becomes obligated to sell the Contingent Shares to the Company under this Agreement and fails to deliver the Contingent Shares in accordance with the terms of this Agreement, then the Company may, at the Company's option and in addition to all other remedies the Company may have, send to the Stockholder the Purchase Price for the Contingent Shares as is herein specified. Thereupon, the Company upon written notice to the Stockholder (a) shall cancel on the Company's books the certificate or certificates representing the Contingent Shares to be sold and
(b) shall issue to the Stockholder a certificate or certificates evidencing the number of Vested Shares, if any, registered in the name of the Stockholder, and thereupon all of the Stockholder's rights in and to such Contingent Shares shall terminate.

         Section 6. SPECIFIC ENFORCEMENT. The Stockholder expressly agrees that the Investors and the Company will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by the Stockholder, the Investors and the Company shall, in addition to all other remedies, each be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

         Section 7. ISSUANCE OF SHARE CERTIFICATES AT CLOSING; LEGEND REQUIREMENTS; REISSUANCE OF SHARES.

         a At the closing contemplated by the Purchase Agreement, the Stockholder shall deliver to the Company for cancellation the certificate evidencing the Base Shares, and in consideration therefor, the Company shall issue to the Stockholder (i) a certificate or certificates evidencing the Other Shares, and (ii) a certificate or certificates evidencing the Contingent Shares, in each case duly registered in the name of the Stockholder and duly executed by the Company.

         b Each certificate representing the Contingent Shares owned by the Stockholder shall be endorsed with the following legend:

              "THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCK RESTRICTION AGREEMENT BY AND AMONG THE REGISTERED HOLDER (OR HIS PREDECESSOR IN INTEREST) AND BLUESTONE SOFTWARE, INC. A COPY OF SUCH AGREEMENT IS ON THE FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

         c The Section 7(b) legend shall be removed by the Company: (i) with respect to Vested Shares, at the request of the Stockholder from time to time; and (ii) with respect to Contingent Shares, upon termination of this Agreement in accordance with the provisions of
              Section 4.

         d From time to time as the Contingent Shares become Vested Shares, the Stockholder may deliver to the Company any certificates evidencing such Vested Shares, and the Company shall accept such certificates for cancellation, and reissue certificates evidencing such Vested Shares, in an amount adjusted to reflect the number of such Vested Shares, and certificates representing the number of Contingent Shares as of such date of issuance, in each case duly registered in the name of the Stockholder and duly executed by the Company.

         Section 8.     MISCELLANEOUS PROVISIONS.

         a Unless otherwise provided, all notices, consents or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered personally, (ii) three (3) business days after being mailed by first class mail, postage prepaid, or
              (iii) one (1) business day after being sent by a reputable overnight delivery service, postage

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              or delivery charges prepaid, to the parties at their respective addresses stated on the signature page of this Agreement. Notices may also be given by prepaid telegram or facsimile and shall be effective on the date transmitted if confirmed within 24 hours thereafter by a signed original sent in the manner provided in the preceding sentence. Any party may change its address for notice and the address to which copies must be sent by giving notice of the new addresses to the other parties in accordance with this
              Section 8(a), except that any such change of address notice shall not be effective unless and until received.

         b SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed and interpreted in such manner as to be effective and valid under applicable law.

         c WAIVER OR MODIFICATION. Any amendment or modification of this Agreement shall be effective only if evidenced by a written instrument executed by the Company and the Stockholder or their assignees.

         Section 9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the principles of conflicts of law of any jurisdiction.

         Section 10. ATTORNEYS' FEES. In the event of any dispute involving the terms hereof, the prevailing parties shall be entitled to collect legal fees and expenses from the other party to the dispute.

         Section 11. FURTHER ASSURANCES. Each party agrees to act in accordance herewith and not to take any action which is designed to avoid the intention hereof.

         Section 12. OWNERSHIP. The Stockholder represents and warrants that he is the sole legal and beneficial owner of the shares of stock subject to this Agreement and that no other person has any interest (other than a community property interest) in such shares.

         Section 13. ASSIGNMENT; SUCCESSORS AND ASSIGNS. This Agreement shall not be assigned by either party hereto without the prior written consent of the other party. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, permitted assigns and legal representatives.

         Section 14. ENTIRE AGREEMENT. This Agreement and the other Transaction Agreements (as defined in the Purchase Agreement) constitute the entire agreement with respect to the subject matter hereof among the parties, and no party shall be liable or bound to any other party in any

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manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

         Section 15. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.



         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   MEL BAIADA


                                   /s/ Mel Baiada
                                   ---------------------------------------------
                                   (Signature)


                                   BLUESTONE SOFTWARE, INC.


                                   By:  /s/  Mel Baiada
                                        ----------------------------------------
                                             Name: Mel Baiada
                                                  ------------------------------
                                             Title: President
                                                   -----------------------------

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                                    EXHIBIT A




  QUARTER           CALENDAR          CONTINGENT             VESTED
  NUMBER            QUARTER            SHARES                SHARES
---------          ----------        ------------           --------
      1         2nd Quarter 1997       1,350,000                0
--------------------------------------------------------------------------------
      2         3rd Quarter 1997       1,265,625             84,375
--------------------------------------------------------------------------------
      3         4th Quarter 1997       1,181,250             168,750
--------------------------------------------------------------------------------
      4         1st Quarter 1998       1,096,875             253,125
--------------------------------------------------------------------------------
      5         2nd Quarter 1998       1,012,500             337,500
--------------------------------------------------------------------------------
      6         3rd Quarter 1998        928,125              421,875
--------------------------------------------------------------------------------
      7         4th Quarter 1998        843,750              506,250
--------------------------------------------------------------------------------
      8         1st Quarter 1999        759,375              590,625
--------------------------------------------------------------------------------
      9         2nd Quarter 1999        675,000              675,000
--------------------------------------------------------------------------------
     10         3rd Quarter 1999        590,625              759,375
--------------------------------------------------------------------------------
     11         4th Quarter 1999        506,250              843,750
--------------------------------------------------------------------------------
     12         1st Quarter 2000        421,875              928,125
--------------------------------------------------------------------------------
     13         2nd Quarter 2000        337,500             1,012,500
--------------------------------------------------------------------------------
     14         3rd Quarter 2000        253,125             1,096,875
--------------------------------------------------------------------------------
     15         4th Quarter 2000        168,750             1,181,250
--------------------------------------------------------------------------------
     16         1st Quarter 2001        84,375              1,265,625
--------------------------------------------------------------------------------
     17         2nd Quarter 2001           0                1,350,000
--------------------------------------------------------------------------------


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